Exhibit 10.3(E)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

January 9, 2014

Marina Biotech, Inc.

3830 Monte Villa Parkway

Bothell, Washington, 98021

Attn: Michael French, Chief executive Officer

Re:                             Agreement re Option Compound and miR-34 Sequences

Dear Michael:

As you know, Mirna Therapeutics, Inc. (“MirnaRx”) and Marina Biotech, Inc. (“Marina Bio”) have entered into an amendment, effective as December 27, 2013, to that certain license agreement dated December 22, 2011 (the “License Agreement”, and such amendment the “Amendment”).  This letter agreement is that certain Amendment Side Letter referred to in the Amendment, and it sets forth the RNA oligonucleotide sequences of the Option Compounds that the Parties are agreeing to designate as Selected MirnaRx Compounds pursuant to the terms of the License Agreement.  Capitalized terms not defined in this Amendment Side Letter shall have the meaning given to those terms in the License Agreement.

The Parties hereby agree that the list of RNA oligonucleotide sequences attached as the Appendix of this Amendment Side Letter comprises sequences of miR-34, let-7, miR-25, [***] as well as the sequences of two Option Compounds [***] under the terms of the License Agreement.  The Parties further agree that such sequences are the highly confidential information of MirnaRx, and Marina Bio shall comply with the confidentiality obligations set forth in the License Agreement with respect thereto, and shall not disclose such sequences to any third party or use them for any purpose outside of the License Agreement.

AGREED TO BY:	Mirna Therapeutics, Inc.

	Signature:	/s/ Paul Lammers
Paul Lammers, M,D., M.Sc.
Chief Executive Officer

Marina Biotech, Inc.

	Signature:	/s/ Michael French
Michael French
Chief Executive Officer

CONFIDENTIAL

APPENDIX

miR-34 Sequence:

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let-7 Sequence

[***]

miR-215 Sequence

[***]

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.